                                                                      Exhibit 21
                                                                      ----------

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 1, 2001

-------------------------------------------------------------------------------------------------------------------------
                                                     JURISDICTION OF                                               %
                    SUBSIDIARY                        ORGANIZATION            OWNERSHIP                          OWNED
-------------------------------------------------------------------------------------------------------------------------
                                                     UNITED STATES
                                                  ---------------------
  H.B. Fuller Company                                United States
* Aireline, Inc.                                     United States     H.B. Fuller Company                         100.0
  H.B. Fuller International Inc.                     United States     H.B. Fuller Company                         100.0
* F.A.I. Trading Company                             United States     H.B. Fuller Company                         100.0
  Fiber-Resin Corp.                                  United States     H.B. Fuller Company                         100.0
* H.B. Fuller Company Puerto Rico                    United States     H.B. Fuller Company                         100.0
  Foster Products Corporation                        United States     H.B. Fuller Company                         100.0
  TEC Specialty Products, Inc.                       United States     H.B. Fuller Company                         100.0
  H.B. Fuller Licensing & Financing, Inc.            United States     H.B. Fuller Company                         100.0
  Linear Products, Inc.                              United States     H.B. Fuller Company                         100.0
  Stratyc, Inc.                                      United States     H.B. Fuller Company                         100.0
  Stratyc LLC                                        United States     H.B. Fuller Company                          99.0
                                                                       Stratyc, Inc.                                 1.0
  H.B. Fuller Automotive Company                     United States     H.B. Fuller Company                         100.0

                                                        EFTEC
                                                  ---------------------
  EFTEC North America, LLC                           United States     H.B. Fuller Automotive Company               70.0
  EFTEC Latin America                                    Panama        EFTEC North America, LLC                     88.5
  EFTEC Brasil Ltda.                                     Brazil        EFTEC Latin America                          99.9
                                                                       EFTEC North America, LLC                      0.1
  Grupo Placosa EFTEC, S.A. de C.V.                      Mexico        EFTEC Latin America                          33.3
  EFTEC Europe Holding AG                             Switzerland      EFTEC North America, LLC                     30.0
  EFTEC AG                                            Switzerland      EFTEC Europe Holding AG                     100.0
  EFTEC Sarl                                             France        EFTEC Europe Holding AG                     100.0
  EFTEC AB                                               Sweden        EFTEC Europe Holding AG                     100.0
  EFTEC Ltd.                                              U.K.         EFTEC Europe Holding AG                     100.0
  EFTEC NV.                                             Belgium        EFTEC Europe Holding AG                     100.0
  EFTEC  S.A.                                            Spain         EFTEC Europe Holding AG                     100.0
  EFTEC GmbH                                            Germany        EFTEC Europe Holding AG                     100.0
  EFTEC Asia Pte. Ltd.                                 Singapore       EFTEC Europe Holding AG                      60.0
                                                                       H.B. Fuller Automotive Company               20.0
  EFTEC (Thailand) Co., Ltd.                            Thailand       EFTEC Europe Holding AG                     100.0
  Changchun EFTEC Chemical Products Ltd.                 China         EFTEC Europe Holding AG                      25.0
  Shanghai EFTEC Chemical Products Ltd.                  China         EFTEC Europe Holding AG                      60.0

                                                      CANADA/MEXICO
                                                  ---------------------
  H.B. Fuller Canada Holding Co.                         Canada        H.B. Fuller Company                         100.0
  H.B. Fuller Canada Investment Co.                      Canada        H.B. Fuller Canada Holding Co.              100.0
  H.B. Fuller Canada  (partnership)                      Canada        H.B. Fuller Canada Holding Co.              99.99
                                                                       H.B. Fuller Canada Investment Co.            0.01
  H.B. Fuller Mexico, S.A.                               Mexico        H.B. Fuller Company                         100.0

                                                         EUROPE
                                                  ---------------------
  H.B. Fuller Benelux B.V.                            Netherlands      H.B. Fuller Canada Holding Co.              100.0
  H.B. Fuller Austria GesmbH                            Austria        H.B. Fuller Benelux B.V.                     90.0
                                                                       H.B. Fuller Company                          10.0
  H.B. Fuller Austria Sales & Marketing GsmbH           Austria        H.B. Fuller Benelux B.V.                    100.0
  H.B. Fuller Belgium N.V./S.A.                         Belgium        H.B. Fuller Company                          99.8
                                                                       H.B. Fuller Deutschland Produktions GmbH      0.2
  H.B. Fuller Deutschland Holding GmbH                  Germany        H.B. Fuller Benelux B.V.                    100.0
  H.B. Fuller Deutschland Produktions GmbH              Germany        H.B. Fuller Deutschland Holding GmbH         90.0
                                                                       H.B. Fuller Company                          10.0
  H.B. Fuller Deutschland GmbH  (commissionaire)        Germany        H.B. Fuller Deutschland Holding GmbH        100.0

                                                                      Exhibit 21
                                                                      ----------

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 1, 2001

-------------------------------------------------------------------------------------------------------------------------
                                                     JURISDICTION OF                                               %
                    SUBSIDIARY                        ORGANIZATION            OWNERSHIP                          OWNED
-------------------------------------------------------------------------------------------------------------------------
* Isar-Rakoll Chemie, GmbH                              Germany        H.B. Fuller Deutschland Produktions GmbH    100.0
  H.B. Fuller France S.A.                                France        H.B. Fuller Benelux B.V.                     99.9
  H.B. Fuller Finance (Ireland)                         Ireland        H.B. Fuller Europe GmbH                     100.0
  H.B. Fuller Italia Holding s.r.l.                      Italy         H.B. Fuller Benelux B.V.                    100.0
  H.B. Fuller Italia s.r.l.                              Italy         H.B. Fuller Benelux B.V.                    100.0
  H.B. Fuller Italia Sales s.r.l.                        Italy         H.B. Fuller Italia Holding s.r.l.           100.0
  H.B. Fuller Sverige AB                                 Sweden        H.B. Fuller Benelux B.V.                    100.0
  H.B. Fuller Espana, S.A.                               Spain         H.B. Fuller Company                         100.0
* H.B. Fuller Schweiz AG                              Switzerland      H.B. Fuller Deutschland Produktions GmbH    100.0
  H.B. Fuller Europe GmbH                             Switzerland      H.B. Fuller Benelux B.V.                     99.0
                                                                       H.B. Fuller Canada Holding Co.                1.0
  H.B. Fuller Holdings Limited                            U.K.         H.B. Fuller Company                         100.0
  H.B. Fuller Group Limited                               U.K.         H.B. Fuller Holdings Limited                100.0
  H.B. Fuller U.K. Operations Ltd.                        U.K.         H.B.Fuller Group Ltd                        100.0
  H.B. Fuller U.K. Limited                                U.K.         H.B. Fuller U.K. Operations Ltd.            100.0
  Industrial Adhesives Limited                            U.K.         H.B. Fuller U.K. Operations Ltd.            100.0
  H.B. Fuller Coatings Limited                            U.K.         H.B. Fuller U.K. Operations Ltd.            100.0
              Branches: Dubai, UAE
  Powderstore Limited                                     U.K.         H.B. Fuller U.K. Operations Ltd.            100.0
  Datac Ltd.                                              U.K.         H.B. Fuller U.K. Operations Ltd.            100.0
  H.B. Fuller U.K. Manufacturing Limited                  U.K.         H.B. Fuller U.K. Operations Ltd.            100.0

                                                     ASIA-PACIFIC
                                                  ---------------------
  H.B. Fuller Company Australia Pty. Ltd.              Australia       H.B. Fuller Company                         100.0
  H.B. Fuller (China) Adhesives Ltd.                     China         H.B. Fuller Company                          99.0
* H.B. Fuller India Private Limited                      India         H.B. Fuller Company                          99.9
  H.B. Fuller Japan Company, Ltd.                        Japan         H.B. Fuller Company                         100.0
  H.B. Fuller Korea, Ltd.                                Korea         H.B. Fuller Company                         100.0
  H.B. Fuller (Malaysia) Sdn. Bhd.                      Malaysia       H.B. Fuller Company                         100.0
  H.B. Fuller Company (N.Z.) Ltd.                     New Zealand      H.B. Fuller Company                          99.9
  H.B. Fuller (Philippines), Inc.                     Philippines      H.B. Fuller Company                         93.68
  HBF Realty Corporation                              Philippines      H.B. Fuller Company                          40.0
  H.B. Fuller Taiwan Co., Ltd.                           Taiwan        H.B. Fuller Company                         100.0
  H.B. Fuller (Thailand) Co., Ltd.                      Thailand       H.B. Fuller Company                          99.9
* Multi-Clean Products Pty. Ltd.                       Australia       H.B. Fuller Company                         100.0
* Multi-Clean (Lebanon) S.A.R.L.                        Lebanon        H.B. Fuller Company                         100.0
* H.B. Fuller Lebanon S.A.R.L.                          Lebanon        H.B. Fuller Company                         100.0

                                                     LATIN AMERICA
                                                  ---------------------
  Glidden Avenida Nacional, S.A.                         Panama        H.B. Fuller Company                         100.0
  Fabrica de Pinturas Glidden, S.A.                      Panama        H.B. Fuller Company                         100.0
  H.B. Fuller Holding Panama Co.                         Panama        H.B. Fuller Company                         100.0
  Glidden Panama S.A.                                    Panama        H.B. Fuller Holding Panama Co.              100.0
  H.B. Fuller Comercial,  S.A.                           Panama        H.B. Fuller Holding Panama Co.              100.0
* Adhesivos Industriales, S.A.                           Panama        H.B. Fuller Holding Panama Co.              100.0
* Distribuidora Americana, S.A.                         Ecuador        H.B. Fuller Company                         100.0
  Kativo Chemical Industries, S.A.                       Panama        H.B. Fuller Company                        99.999

                                                                      Exhibit 21
                                                                      ----------

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 1, 2001

-------------------------------------------------------------------------------------------------------------------------
                                                     JURISDICTION OF                                               %
                    SUBSIDIARY                        ORGANIZATION            OWNERSHIP                          OWNED
-------------------------------------------------------------------------------------------------------------------------
                                           Kativo Consolidated Subsidiaries
                                           --------------------------------
  H.B. Fuller Argentina, S.A.                          Argentina       Kativo Chemical Industries, S.A.            99.99
                                                                       H.B. Fuller Company                          0.01

  H.B. Fuller Bolivia, Ltda.                            Bolivia        Kativo Chemical Industries, S.A.            50.00
                                                                       Chemical Supply Corporation                 50.00

  H.B. Fuller Brazil, Ltda.                              Brazil        Chemical Supply Corporation                 85.87
                                                                       Kativo Chemical Industries, S.A.            14.11
                                                                       Kativo de Panama, S.A.                       0.02
* Adhesivos H.B. Fuller (Sul) Ltda.                      Brazil        Chemical Supply Corporation                 99.81 note b
                                                                       Kativo Chemical Industries, S.A.             0.15
                                                                       H.B. Fuller Brazil, Ltda.                    0.04

  H.B. Fuller Chile, S.A.                                Chile         Kativo Chemical Industries, S.A.            99.99
                                                                       Minority                                     0.01

  H.B. Fuller Colombia, Ltda.                           Colombia       Kativo Chemical Industries, S.A.            98.00
                                                                       Minority                                     2.00

  Kativo Costa Rica, S.A.                              Costa Rica      Kativo Chemical Industries, S.A.           100.00
  Reca Quimica, S.A.                                   Costa Rica      Kativo Chemical Industries, S.A.           100.00
  H.B. Fuller Centroamerica, S.A.                      Costa Rica      Kativo Chemical Industries, S.A.           100.00
* Resistol, S.A.                                       Costa Rica      Kativo Chemical Industries, S.A.           100.00

  H.B. Fuller Caribe, S.A.                         Dominican Republic  Kativo Chemical Industries, S.A.            90.60
                                                                       Chemical Supply Corporation                  8.82
                                                                       Kativo Panama, S.A.                          0.01
                                                                       Kativo Honduras, S.A.                        0.01
                                                                       H.B. Fuller Centroamerica, S.A.              0.01
                                                                       Olga Ferrer                                  0.54
                                                                       Juan Bancalari                               0.01

  H.B. Fuller Ecuador, S.A.                             Ecuador        Kativo Chemical Industries, S.A.            50.00
                                                                       Chemical Supply Corporation                 50.00

  Kativo Industrial de El Salvador, S.A.              El Salvador      Kativo Chemical Industries, S.A.            80.00
                                                                       Chemical Supply Corporation                 20.00
* H.B. Fuller El Salvador, S.A.                       El Salvador      Kativo Chemical Industries, S.A.            80.00
                                                                       Chemical Supply Corporation                 20.00
* Deco Tintas de El Salvador, S.A.                    El Salvador      Kativo Chemical Industries, S.A.            80.00 note b
                                                                       Chemical Supply Corporation                 20.00

  Kativo Comercial de Guatemala, S.A.                  Guatemala       Kativo Chemical Industries, S.A.            80.00
                                                                       Chemical Supply Corporation                 20.00
* H.B. Fuller Guatemala, S.A.                          Guatemala       Chemical Supply Corporation                100.00
* Resistol, S.A.                                       Guatemala       H.B. Fuller Guatemala, S.A.                100.00

                                                                      Exhibit 21
                                                                      ----------

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 1, 2001

-------------------------------------------------------------------------------------------------------------------------
                                                     JURISDICTION OF                                               %
                    SUBSIDIARY                        ORGANIZATION            OWNERSHIP                          OWNED
-------------------------------------------------------------------------------------------------------------------------
  Kativo de Honduras, S.A.                              Honduras       Kativo Chemical Industries, S.A.            69.29
                                                                       Fuller Istmena, S.A.                        30.65
                                                                       H.B. Fuller Panama, S.A.                     0.02
                                                                       Kativo de Panama, S.A.                       0.02
                                                                       Chemical Supply Corporation                  0.02
  Aerosoles de Centroamerica, S.A.                      Honduras       Kativo Chemical Industries, S.A.            99.88
                                                                       H.B. Fuller Panama, S.A.                     0.09
                                                                       Chemical Supply Corporation                  0.01
                                                                       Papeleria e Imprenta Calderon                0.01
                                                                       Teodorica Sierra                             0.01
* H.B. Fuller Honduras, S.A.                            Honduras       Kativo Chemical Industries, S.A.            20.00 note b
                                                                       Fuller Istmena, S.A.                        20.00
                                                                       Kativo de Panama, S.A.                      20.00
                                                                       H.B. Fuller Panama, S.A.                    20.00
                                                                       Chemical Supply Corporation                 20.00

  Industrias Kativo de Nicaragua, S.A.                 Nicaragua       Kativo Chemical Industries, S.A.            99.99
                                                                       Minority                                     0.01
* H.B. Fuller Nicaragua, S.A.                          Nicaragua       Kativo Chemical Industries, S.A.            99.80
                                                                       Minority                                     0.20

  Chemical Supply Corporation                            Panama        Kativo Chemical Industries, S.A.           100.00
* Kativo de Panama, S.A.                                 Panama        Kativo Chemical Industries, S.A.           100.00 note b
* Fuller Istmena, S.A.                                   Panama        Kativo de Panama, S.A.                     100.00 note b
* Deco Tintas Comerciales, S.A.                          Panama        Kativo Chemical Industries, S.A.           100.00 note b
* H.B. Fuller Panama, S.A.                               Panama        Kativo Chemical Industries, S.A.           100.00 note b
* Deco Tintas de Panama, S.A.                            Panama        Kativo Chemical Industries, S.A.           100.00 note b
* Sistemas Integrados, S.A.                              Panama        H.B. Fuller Panama, S.A.                   100.00 note b

* Chemical Supply Peruana, S.A.                           Peru         Chemical Supply Corporation                 99.99 note a
                                                                       Minority                                     0.01
  H.B. Fuller Peru, S.A.                                  Peru         Kativo Chemical Industries, S.A.            99.00
                                                                       Minority (Peru atty)                         1.00

  H.B. Fuller Caribbean                               Puerto Rico      H.B. Fuller Caribe (Dominicana)            100.00

  H.B. Fuller Uruguay, S.A.                             Uruguay        H.B. Fuller Argentina, S.A.                100.00

* H.B. Fuller Venezuela, C.A.                          Venezuela       Kativo Chemical Industries, S.A.           100.00 note b

  * -- Inactive Entities
  a -- Liquidation process has begun.
  b -- To be liquidated or merged